Exhibit 99.1

NEWS RELEASE

CONTACT:
CONMED Corporation
Luke A. Pomilio
Chief Financial Officer
315-624-3202

CONMED Completes Acquisition of SurgiQuest, Inc.

Utica, New York, January 4, 2016 – CONMED Corporation (NASDAQ: CNMD) today announced that it has completed its previously announced acquisition of privately-held SurgiQuest, Inc. (SurgiQuest), which will become part of the CONMED Advanced Surgical business.

SurgiQuest develops, manufactures, and markets the AirSeal® System (AirSeal), the first integrated access management technology for use in laparoscopic and robotic procedures. AirSeal has been used in more than 250,000 procedures worldwide, with published clinical data demonstrating that AirSeal leads to shorter procedure times and reduced post-operative pain.

As indicated in its November 16, 2015 press release, CONMED expects that the acquisition will add $55 to $60 million to the Company’s revenue in fiscal year 2016, and net cost savings will approximate $15 million per year. As disclosed in the earlier press release, CONMED entered into a new credit facility as of January 4, 2016 to fund the acquisition, as described in the Form 8-K being filed today. The Company will provide additional guidance regarding the financial impact of the transaction when it reports fourth quarter financial results in late January.

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery and gastroenterology. The Company distributes its products worldwide from several manufacturing locations. CONMED has a direct selling presence in 16 countries outside the United States, and international sales constitute over 50% of the Company’s total sales. Headquartered in Utica, New York, the Company employs approximately 3,400 people. For more information, visit www.conmed.com.

About SurgiQuest, Inc.

SurgiQuest, Inc. is a privately-held venture-backed company, founded in May 2006. The Company develops, manufactures and markets innovative access technologies for minimally invasive surgery. SurgiQuest’s patented AirSeal System optimizes the laparoscopic environment and provides unparalleled stability in the abdominal cavity during MIS. Unlike conventional insufflation and trocar systems, the Company’s breakthrough integrated platform ensures stable pneumoperitoneum, continuously evacuates smoke and plume when energized medical devices such as electro-cautery, laser or ultrasound are used, and provides valve-free access to the abdominal cavity during both robotic and laparoscopic surgical procedures. AnchorPort®, Low Impact® Laparoscopy, AirSeal®, and SurgiQuest® are registered trademarks of SurgiQuest, Inc. All rights reserved. Additional information about SurgiQuest products can be found at www.surgiquest.com.

Forward Looking Information

This press release contains certain forward-looking statements (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of CONMED and certain plans and objectives of CONMED. All statements other than statements of historical or current fact included in this press release are statements that could be deemed forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These forward-looking statements are based upon the current beliefs and expectations of CONMED, members of its senior management team and its Board of Directors, and are subject to significant risks and uncertainties, including factors outside of CONMED’s control. Such risks and uncertainties contained in forward-looking statements can include, without limitation: prospective performance and opportunities and the outlook for CONMED’s and SurgiQuest’s businesses; the ability of CONMED to advance SurgiQuest’s product lines following the transaction; transaction costs in connection with the transaction; the potential effects of the transaction on relationships with employees, customers, other business partners or governmental entities; the state of the credit markets generally and the availability of financing; other business effects, including the effects of industry, economic or political conditions outside of CONMED’s control; any assumptions underlying any of the foregoing; and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the Securities and Exchange Commission. CONMED’s shareholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and to not place undue reliance on these forward-looking statements, as actual results may differ materially from those currently anticipated. All forward-looking statements are based on information currently available to CONMED, and CONMED undertakes no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.